EXHIBIT 99.3


                             IN RE: FN ESTATE, INC.
                                    DEBTORS.

                                CASE NO. 03-23143

                        REPORTING PERIOD: SEPTEMBER, 2004





             PRIVILEGED AND CONFIDENTIAL INFORMATION MAY BE INCLUDED

--------------------------------------------------------------------------------

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                          Reporting Period : September, 2004

                                                           FN ESTATE, INC.
                                                       MONTHY OPERATING REPORT
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                     FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.                ATTACHED          ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                      X
------------------------------------------------------------------------------------------------------------------------------------
       Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR - 1 (CON'T)              X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of Bank Statements                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
       Cash disbursements journals                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                      X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                      X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
       Copies of tax returns filed during reporting period                                                X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Listing of aged accounts payable                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Debtor                                                                                Date

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Joint Debtor                                                                          Date

/s/ R. Barry Borden                                                                                November 13, 2004
-----------------------------------------------------------------------------                      ---------------------------------
Signature of Authorized Individual*                                                                Date

R. Barry Borden                                                                                    Chairman and President
-----------------------------------------------------------------------------                      ---------------------------------
Printed Name of Authorized Individual                                                              Title of Authorized Individual


                                                               Page 1

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                     Reporting  Period : September, 2004

                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                       CURRENT      CUMULATIVE
                                                        MONTH     FILING TO DATE
--------------------------------------------------------------------------------
                                                        ACTUAL        ACTUAL
--------------------------------------------------------------------------------
 CASH - BEGINNING OF MONTH *                          3,983,613         938,508
--------------------------------------------------------------------------------
 RECEIPTS:
 Collection of Accounts Receivable                       28,013      12,582,203
 Asset Sale Proceeds (Net)                                  270       6,512,269
 Other                                                    6,103       6,806,409
--------------------------------------------------------------------------------
 TOTAL RECEIPTS                                          34,386      25,900,881
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DISBURSEMENTS:
--------------------------------------------------------------------------------
 Payroll and Related Benefits                                75       5,539,460
 Travel and Entertainment                                   358          84,947
 Insurance                                                   --         220,780
 Utilities                                                   --       9,633,543
 Occupancy                                                   --         726,558
 Other                                                       --             537
 G&A                                                    186,784       6,802,783
--------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                                    187,217      23,008,607
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET CASH FLOW                                         (152,831)      2,892,274
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CASH - END OF MONTH                                  3,830,782       3,830,782
--------------------------------------------------------------------------------

 * ENDING CASH INCLUDES $314,457.85 OF RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE, (HSBC ACCOUNT).


                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                     187,217
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                          187,217
--------------------------------------------------------------------------------

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                           Case No. 03-23143
Debtors.                                                                                          Reporting Period : September, 2004

                                                           FN ESTATE, INC.
                                                         BANK RECONCILIATION
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                                            BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                     WACHOVIA       WACHOVIA
                     OPERATING      CREDIT    SILICON                   CORP                      JANNEY      PETTY
                     DIP            CARD      VALLEY      HSBC *        DEBIT     HUDSON        MONTGOMERY     CASH      TOTAL
                     ---------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS    $2,890,519.96  $ --      $3,540.92  $314,422.85    $337.67   $ 14,882.89   $606,562.02  $515.59  $3,830,781.90

BANK BALANCE         $2,901,735.85            $3,540.92  $314,422.85    $337.67   $ 14,882.89   $606,562.02  $515.59  $3,841,997.79
Plus:
  Deposits
    In Transit                                                                                                                   --
Less: Outstanding
  Checks                (11,215.89)                                                                                      (11,215.89)
Other: Adjustment                                                                                                                --
                     ---------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS    $2,890,519.96  $ --      $3,540.92  $314,422.85    $337.67   $ 14,882.89   $606,562.02  $515.59  $3,830,781.90
                     ===============================================================================================================

* BANK ACCOUNT HSBC REPRESENTS RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------------------------------------------

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                                                               Page 3

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                          Reporting Period : September, 2004
                                                           FN ESTATE, INC.
                                             DISBURSEMENTS FOR PERIOD 9/1/04 TO 9/30/04
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
TRX DATE     JRNL NO.  AUDIT TRAIL    TRANSACTION      REFERENCE                       NAME                                  AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 09/02/2004  475,993  PMCHK00001433    Check           38017                     Patricia Bose                              $ 166.53
 09/02/2004  475,994  PMCHK00001433    Check           38018                     PublicEase, Inc                              535.00
 09/02/2004  475,996  PMCHK00001434    Check           38019                     Rufus Harvey                                 918.75
 09/03/2004  476,006  CMTRX00003036    ACH             DAJ000005625              ADP - Payroll Fees                           486.62
 09/03/2004  476,007  CMXFR00000251    Transfer out    XFR000005626              Transfer To: CREDIT CARD                       5.00
 09/07/2004  476,005  PMTRX00002384    Check           CK 38020                  Verizon Wireless - RS & MM - May to Jul      761.21
 09/08/2004  476,014  CMTRX00003039    ACH             DAJ000005629              ADP - Payroll - PE 9/9/04                  6,681.31
 09/09/2004  476,016  CMTRX00003040    ACH             DAJ000005630              ADP - Payroll Taxes - PE 9/9/04            2,474.74
 09/10/2004  476,031  PMCHK00001435    Check           38021                     Integrity Personnel                        1,174.76
 09/10/2004  476,037  PMCHK00001436    Check           38022                     New York State Sales Tax                   4,432.12
 09/10/2004  476,038  PMCHK00001436    Check           38023                     Capital Recovery Corporation                 525.00
 09/10/2004  476,039  PMCHK00001436    Check           38024                     Stock Trans                                  480.00
 09/10/2004  476,041  CMTRX00003043    Debit           DAJ000005633              Wachovia Bank                                 59.95
 09/16/2004  476,055  PMCHK00001437    Check           38025                     Dun & Bradstreet                              26.91
 09/16/2004  476,056  PMCHK00001437    Check           38026                     Storage USA                                  441.83
 09/16/2004  476,057  PMCHK00001437    Check           38027                     PRNewswire                                   525.00
 09/16/2004  476,058  PMCHK00001437    Check           38028                     Eastern Alliance Insurance Co                 10.00
 09/16/2004  476,059  PMCHK00001437    Check           38029                     WARD SCHULTZ                                 902.00
 09/17/2004  476,070  PMCHK00001438    Check           38030                     Princeton Upperclass Facebook Edu            695.00
 09/17/2004  476,071  PMCHK00001438    Check           38031                     VERIZON                                       29.94
 09/17/2004  476,072  PMCHK00001438    Check           38032                     VERIZON                                       29.80
 09/17/2004  476,073  PMCHK00001438    Check           38033                     VERIZON                                       62.97
 09/17/2004  476,074  PMCHK00001438    Check           38034                     Universal Atlantic Systems, Inc.              31.00
 09/17/2004  476,075  PMTRX00002389    Wire Out        WIRE 38035 Mar to Jul04   Reed Smith Shaw & McClay                 153,963.45
 09/17/2004  476,076  CMTRX00003046    ACH             DAJ000005638              ADP - Payroll Fees                           251.92
 09/21/2004  476,090  CMTRX00003047    ACH             DAJ000005639              ADP - Payroll - PE 9/23/04                 6,673.97
 09/23/2004  476,104  PMCHK00001439    Check           38036                     Verizon Wireless                             473.98
 09/23/2004  476,105  CMTRX00003050    ACH             DAJ000005643              ADP - Payroll Taxes - PE 9/23/04           2,471.32
 09/24/2004  476,106  CMTRX00003051    ACH             DAJ000005644              ADP - Payroll Fees                            75.00
 09/27/2004  476,109  PMCHK00001440    Check           38037                     Integrity Personnel                          995.74
 09/30/2004  476,139  PMCHK00001441    Check           38038                     Patricia Bose                                172.29
 09/30/2004  476,140  PMCHK00001441    Check           38039                     ACC Business                                  92.27
 09/30/2004  476,141  PMCHK00001441    Check           38040                     Petty Cash Custodian - Pat Bose              507.72
 09/30/2004  476,142  PMCHK00001441    Check           38041                     Dun & Bradstreet                              83.70

Total Disbursements                                                                                                     $ 187,216.80



                                                               Page 4

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                      Reporting Period : September, 2004

                                 FN ESTATE, INC.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                      CUMULATIVE
                                                       SEPTEMBER  FILING TO DATE
--------------------------------------------------------------------------------
Net Revenues                                       $       (948)   $ 14,881,095
Cost of Sales                                               431      10,999,484
                                                   -----------------------------
  GROSS MARGIN                                     $     (1,379)   $  3,881,610

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,435
  G&A Payroll Expenses                                   28,738       3,969,124
  Occupancy Expenses                                      5,895         425,963
  Bankruptcy Expenses                                    88,801       3,102,931
  General and Administrative Expenses                     3,377       3,680,837
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    126,810    $ 14,705,984
                                                   -----------------------------
  Operating Income (Loss)                          $   (128,189)   $(10,824,373)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --    $ (3,720,371)
  Interest Income                                         2,317          25,105
  Other                                                      --       6,227,945
  Impairment / Restructuring Charges                         --     (17,053,482)
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $      2,317    $(14,520,804)

                                                   -----------------------------
Net Income Including Reorganization Items          $   (125,873)   $(25,345,177)
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $     88,801    $  3,091,681
U.S. Trustee Quarterly Fee                                   --          14,500
Interest Earned on Accumulated Cash from Ch.11               --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $     88,801    $  3,106,181

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                      Reporting Period : September, 2004
                                 FN ESTATE, INC.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
ASSETS                                                          REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
Cash & Cash Equivalents                                         $     3,516,359
Restricted Cash                                                         314,423

Accounts Receivable                                                   3,091,114
Less: Allowance for doubtful accounts                                 2,498,870
                                                                ----------------
NET ACCOUNTS RECEIVABLE                                                 592,244

Prepaid and Other Current Assets                                        220,104

Notes and Other Receivables  - US Lec                                   133,853

Property and Equipment, net                                                 850
Other Assets                                                            909,809
                                                                ----------------
TOTAL ASSETS                                                    $     5,687,642
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                              REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
Accounts Payable                                                $       551,233
Other Accrued Liabilities                                             2,888,141
Deferred Revenue                                                        672,053
                                                                ----------------
                                                                      4,111,427

Other Liabilities                                                        13,662
                                                                ----------------
TOTAL POSTPETITION LIABILITIES                                        4,125,089

Due to Related Companies                                             12,088,214

LIABILITIES SUBJECT TO COMPROMISE:
Secured Debt                                                             84,116
Priority Debt                                                           280,921
Unsecured Debt                                                       15,860,440
                                                                ----------------
TOTAL PRE-PETITION LIABILITIES                                       16,225,477

STOCKHOLDERS' EQUITY:
Common and Preferred Stock                                           78,434,584
Note Receivable                                                         (75,880)
Accumulated deficit                                                (103,682,591)
Treasury Cost                                                        (1,427,252)
                                                                ----------------
        TOTAL SHAREHOLDERS EQUITY                                   (26,751,139)

                                                                ----------------
 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                       $     5,687,642
================================================================================

                                         UNITED STATES BANKRUPTCY COURT
                                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                       Case No. 03-23143
Debtors.                                                                     Reporting Period : September, 2004

                                                FN ESTATE, INC.
                                          STATUS OF POSTPETITION TAXES
                                              ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                    BEGINNING       AMOUNT
                                       TAX          WITHHELD        AMOUNT              CHECK NO.  ENDING TAX
                                    LIABILITY      OR ACCRUED        PAID     DATE PAID   OR EFT    LIABILITY
---------------------------------------------------------------------------------------------------------------
FEDERAL
===============================================================================================================
Withholding                         $      --     $ 2,946.78    $ 2,946.78  9/9,9/23/04   EFT       $       --
FICA - Employee                            --         633.01        633.01  9/9,9/23/04   EFT               --
FICA - Employer                      3,708.54       1,313.29        633.02  9/9,9/23/04   EFT         4,388.81
Unemployment                               --             --            --                                  --
Income                                     --                                                               --
Other                                      --                                                               --
---------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES              $3,708.54     $ 4,893.08    $ 4,212.81                          $ 4,388.81
===============================================================================================================
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------
Withholding                         $ (282.64)    $ 1,000.03    $   717.39  9/9,9/23/04   EFT       $       --
Sales                                4,208.45         (81.09)     4,432.12   9/10/2004   38022         (304.76)
Excise                                     --                                                               --
Unemployment and Disability                --          15.86         15.86  9/9,9/23/04   EFT               --
Real Property                              --                                                               --
Personal Property                          --                                                               --
Other: OPT                                 --             --            --                                  --
       State Corp                          --                                                               --
       Local                               --                                                               --
---------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL            $3,925.81     $   934.80    $ 5,165.37                           $ (304.76)
---------------------------------------------------------------------------------------------------------------
Total Taxes                         $7,634.35     $ 5,827.88    $ 9,378.18                          $ 4,084.05
===============================================================================================================


                                     SUMMARY OF UNPAID POST PETITION DEBTS
                                              ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF DAYS PAST DUE
                                              -----------------------------------------------------------------
                                                   0 - 30     31 - 60    61 - 90        OVER 90         TOTAL
---------------------------------------------------------------------------------------------------------------
Accounts Payable                               $34,110.65  $99,141.00    $  0.00     $350,007.19   $ 483,258.84
Wages Payable                                   58,943.62                                             58,943.62
Taxes Payable                                    4,084.05                                              4,084.05
Rent / Leases - Building                               --          --         --        3,137.96       3,137.96
Rent / Leases - Equipment                              --          --         --       45,647.92      45,647.92
Secured Debt / Adequate Protection Payments                                                                  --
Professional Fees                                                  --         --       19,188.69      19,188.69
Amounts Due to Insiders *                                                                                    --
Other:                                                                                                       --
Other:                                                                                                       --
---------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                       $97,138.32  $99,141.00    $    --     $417,981.76   $ 614,261.08
===============================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

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------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                    Page 7

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                           Case No. 03-23143
Debtors.                                                                                         Reporting Period : September, 2004
                                                           FN ESTATE, INC.
                                    POST-PETITION ACCOUNTS PAYABLE AGING AS OF SEPTEMBER 30, 2004

------------------------------------------------------------------------------------------------------------------------------------
 VENDOR ID             NAME                     CLASS ID      TYPE          BALANCE    CURRENT  31 TO 60 61 TO 90 91 TO 120 OVER 120
------------------------------------------------------------------------------------------------------------------------------------
DFS-001-5684657   Dell Financial Services       NET 30   LEASE-EQUIP     5,571.17      0.00      0.00     0.00       0.00   5,571.17
FOREFINANCIAL     Fore Financial Services      NO TERMS  LEASE-EQUIP    34,403.35      0.00      0.00     0.00       0.00  34,403.35
GE90132782128     GE CAPITAL                    NET 30   LEASE-EQUIP     2,452.80      0.00      0.00     0.00       0.00   2,452.80
GECAPITAL-NR      GE Capital                   NO TERMS  LEASE-EQUIP     1,293.85      0.00      0.00     0.00       0.00   1,293.85
TOSHIBA90132782   Toshiba America Info Sys In   NET 45   LEASE-EQUIP       928.56      0.00      0.00     0.00       0.00     928.56
TOSHIBA90132065   Toshiba America Information   NET 30   LEASE-EQUIP        81.70      0.00      0.00     0.00       0.00      81.70
TOSHIBA90132154   Toshiba America Information   NET 30   LEASE-EQUIP       916.49      0.00      0.00     0.00       0.00     916.49
                                                                       -------------------------------------------------------------
                                                                        45,647.92      0.00      0.00     0.00       0.00  45,647.92

GATEWAY-SL        Gateway Realty New Jersey L   NET 30   LEASE-R.E.      2,250.00      0.00      0.00     0.00       0.00   2,250.00
GOSNELL PROP-NA   Gosnell Properties, Inc.      NET 30   LEASE-R.E.        260.58      0.00      0.00     0.00       0.00     260.58
BRIDGEWATER       Bridgewater Place, L.L.C.     NET 30   LEASE-RESTRUC     335.04      0.00      0.00     0.00       0.00     335.04
STATETOWER        State Tower of Syracuse Ass   NET 30   LEASE-RESTRUC      32.34      0.00      0.00     0.00       0.00      32.34
RALPHPARKING      Ralph Parking Company         NET 30   LEASE-TOWER       135.00      0.00      0.00     0.00       0.00     135.00
WILDER            Wilder 4 Corners Associates   NET 30   LEASE-TOWER       125.00      0.00      0.00     0.00       0.00     125.00
                                                                       -------------------------------------------------------------
                                                                         3,137.96      0.00      0.00     0.00       0.00   3,137.96

COZEN & OCONNOR   Cozen & OConnor              NO TERMS  PROF            3,479.02  3,479.02      0.00     0.00       0.00       0.00
J B EDWARDS FIN   J B Edwards Financial                  PROF              709.67      0.00      0.00     0.00       0.00     709.67
RSM MCGLADREY     RSM McGladrey, Inc.           NET 30   PROF           15,000.00      0.00      0.00     0.00       0.00  15,000.00
                                                                       -------------------------------------------------------------
                                                                        19,188.69  3,479.02      0.00     0.00       0.00  15,709.67

ADELP5310000014   Adelphia Business Solutions   NET 45   TELCO             955.21      0.00      0.00     0.00       0.00     955.21
ADELP5330000030   Adelphia Business Solutions   NET 45   TELCO           3,727.14      0.00      0.00     0.00       0.00   3,727.14
ATT8001-990-874   AT&T                          NET 45   TELCO          47,941.47      0.00      0.00     0.00       0.00  47,941.47
ATT80020301505    AT&T                          NET 45   TELCO           6,190.55      0.00      0.00     0.00       0.00   6,190.55
ATT6109540488     AT&T                           MAIN    TELCO              35.40      0.00      0.00     0.00       0.00      35.40
ATT 2448-NA       AT&T DO NOT USE               NET 45   TELCO          22,467.01      0.00      0.00     0.00       0.00  22,467.01
CONESTOGATELECO   Conestoga Tel. & Tel. Co.     NET 45   TELCO             410.49      0.00      0.00     0.00       0.00     410.49
CTSI7170846610    CTSI                          NET 45   TELCO           1,870.38      0.00      0.00     0.00       0.00   1,870.38
ADELPH526000018   PECO ADELPHIA                 NET 45   TELCO             316.22      0.00      0.00     0.00       0.00     316.22
PECO5260000035    Peco Adelphia Communication   NET 45   TELCO             845.71      0.00      0.00     0.00       0.00     845.71
PECO5320000002    Peco/Hyperion-Allentown       NET 45   TELCO          19,877.17      0.00      0.00     0.00       0.00  19,877.17
SPRINT            Sprint                         MAIN    TELCO             365.36      0.00      0.00     0.00       0.00     365.36
TELCOV521000018   TELCOVE                       NET 45   TELCO             198.60      0.00      0.00     0.00       0.00     198.60
VERIZON315S2907   VERIZON                       NET 45   TELCO          60,746.13      0.00      0.00     0.00       0.00  60,746.13
VERIZON61061409   VERIZON                       NET 30   TELCO              72.14      0.00      0.00     0.00       0.00      72.14
VERIZON61080703   VERIZON                       NET 30   TELCO             957.92      0.00      0.00     0.00       0.00     957.92
VERIZON61080709   VERIZON                      NO TERMS  TELCO             995.53      0.00      0.00     0.00       0.00     995.53
VERIZON84545251   VERIZON                       NET 30   TELCO              (4.37)    (4.37)     0.00     0.00       0.00       0.00
WORLDCOM7000252   WorldCom                      NET 45   TELCO          17,474.69      0.00      0.00     0.00       0.00  17,474.69
                                                                       -------------------------------------------------------------
                                                                       185,442.75     (4.37)     0.00     0.00       0.00 185,447.12

MURDOCH B - BOD   Britt Murdoch                NO TERMS                  1,250.00      0.00      0.00     0.00       0.00   1,250.00
CITY OF GRAND R   City of Grand Rapids          NET 30                     988.66      0.00      0.00     0.00       0.00     988.66
BARZLINDAK-CR     Linda Barz                   NO TERMS                     23.90      0.00      0.00     0.00       0.00      23.90
MERCANTEC         Mercantec, Inc.               MAIN                     8,381.25      0.00      0.00     0.00       0.00   8,381.25
PECOENERGY-NR     Peco Energy                  NO TERMS                  1,652.58      0.00      0.00     0.00       0.00   1,652.58
UGI519391743534   UGI Utilities Inc            NO TERMS                    694.70      0.00      0.00     0.00       0.00     694.70
UAS-NA            Universal Atlantic Systems,   NET 30                      31.00      0.00      0.00     0.00       0.00      31.00
USLEC             US LEC                                               284,794.00 12,159.00 18,477.00 99,141.00      0.00 155,017.00
                                                                       -------------------------------------------------------------
                                                                       297,816.09 12,159.00 18,477.00 99,141.00      0.00 168,039.09

                                                                       -------------------------------------------------------------
Totals                                                                 551,233.41 15,633.65 18,477.00 99,141.00      0.00 417,981.76
                                                                       =============================================================

                                                               Page 8

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                      Reporting Period : September, 2004


                                 FN ESTATE, INC.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,120,165
+ Amounts billed during the period                                           --
- Amounts collected during the period                                   (28,013)
+ Adjustments (Credit Memos, Debit Memos, journal entries)               (1,037)
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,091,114
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $    29,982
31 - 60 days old                                                          4,309
61 - 90 days old                                                         18,925
91+ days old                                                          3,037,898
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,091,114
Amount considered uncollectable (Bad Debt)                           (2,498,870)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $   592,244
================================================================================



                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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